Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                       and
                               18 U.S.C. Sec.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sequiam Corporation (the "Company") on Form 10-QSB/A for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Mroczkowski, Senior Vice President, Secretary, Chief Financial Officer &
Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered therein.

                                          /s/  Mark  L.  Mroczkowski
                                          --------------------------
                                          Mark  L.  Mroczkowski
                                          Senior  Vice President, Secretary,
                                          Chief  Financial Officer &
                                          Principal Financial  Officer
                                          November  5,  2004



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